UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A No.1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 333-21873

Date of Report (date of earliest event reported): December 6, 2004

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

Delaware	36-3924586
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

311 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606
(Address of principal executive offices)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

     First Industrial, L.P. (the “Operating Partnership”), several limited liability companies in which the Operating Partnership is their sole member, and First Industrial Development Services, Inc., in which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), acquired 66 operating industrial properties from unrelated parties during the period January 1, 2004 through December 30, 2004. The combined purchase price of the 66 operating industrial properties acquired totaled approximately $283.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 66 operating industrial properties acquired are described below. The acquisitions were funded with proceeds from property sales, borrowings under the Operating Partnership’s $300.0 million unsecured revolving credit facility, general partner capital contributions or working capital. The Consolidated Operating Partnership will operate the facilities as industrial rental property.

Properties Acquired by the Consolidated Operating Partnership:

•	On January 22, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties, two light industrial properties and one regional warehouse property totaling 812,685 square feet, in the aggregate, located in the metropolitan area of St. Louis, Missouri. The aggregate purchase price for these properties was approximately $30.7 million. The properties were purchased from State of California Public Employees’ Retirement System, a unit of the State and Consumer Services Agency of the State of California and CalEast Industrial Investors, LLC, a California limited liability company.

•	On March 26, 2004, the Consolidated Operating Partnership purchased a 482,772 square foot bulk warehouse property located in the metropolitan area of Cincinnati, Ohio. The aggregate purchase price for the property was approximately $10.5 million. The property was purchased from Square D Company, a Delaware corporation.

•	On April 1, 2004, the Consolidated Operating Partnership purchased a 81,927 square foot light industrial property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The aggregate purchase price for the property was approximately $2.9 million. The property was purchased from PDI Building Management LLC, a Minnesota limited liability company.

•	On April 8, 2004, the Consolidated Operating Partnership purchased four light industrial properties totaling 93,600 square feet, in the aggregate, located in the metropolitan area of Salt Lake City, Utah. The aggregate purchase price for these properties was approximately $4.7 million. The properties were purchased from PAS Enterprises, LC, a Utah limited liability company.

•	On May 10, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 663,411 square feet, in the aggregate, located in the metropolitan area of Denver, Colorado. The aggregate purchase price for these properties was approximately $31.0 million. The properties were purchased from The Realty Associates Fund III, LP, a Delaware limited partnership.

•	On May 14, 2004, the Consolidated Operating Partnership purchased a 151,743 square foot bulk warehouse property located in the metropolitan area of Atlanta, Georgia. The purchase price for the property was approximately $6.0 million. The property was purchased from 1075 Northfield Court, LLC, a Georgia limited liability company.

•	On June 10, 2004, the Consolidated Operating Partnership purchased a 22,978 square foot light industrial property located in the metropolitan area of Phoenix, Arizona. The purchase price for the property was approximately $2.2 million. The property was purchased from James R. Freeman, Nicholas Keipert, Jr. and Irene M. Keipert.

•	On June 29, 2004, the Consolidated Operating Partnership purchased a 169,000 square foot manufacturing property located in the metropolitan area of Chicago, Illinois. The purchase price for the property was approximately $7.2 million. The property was purchased from Pegasus Associates, LLC, an Illinois limited liability company.

•	On June 29, 2004, the Consolidated Operating Partnership purchased a 216,700 square foot bulk warehouse property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The purchase price for the property was approximately $12.2 million. The property was purchased from OPUS Northwest, LLC, a Delaware limited liability company.

•	On June 30, 2004, the Consolidated Operating Partnership purchased a 103,024 square foot bulk warehouse property located in the metropolitan area of Milwaukee, Wisconsin. The purchase price for the property was approximately $4.5 million. The property was purchased from Friestadt Property LLC, a Wisconsin limited liability company.

•	On July 1, 2004, the Consolidated Operating Partnership purchased two light industrial properties totaling 73,000 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $4.3 million. The properties were purchased from Sung Do International, Inc., a California Corporation.

•	On July 9, 2004, the Consolidated Operating Partnership purchased a 85,200 square foot regional warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $1.9 million. The property was purchased from Silgan Containers Manufacturing Corporation.

•	On August 13, 2004, the Consolidated Operating Partnership purchased a 92,400 square foot regional warehouse property located in the metropolitan area of Northern New Jersey. The purchase price for the property was approximately $5.0 million. The property was purchased from Allied Distribution Associates LLC, a Delaware limited liability company.

•	On August 31, 2004, the Consolidated Operating Partnership purchased two bulk warehouse properties totaling 321,870 square feet, in the aggregate, located in the metropolitan area of Milwaukee, Wisconsin. The aggregate purchase price for these properties was approximately $13.4 million. The properties were purchased from California State Teachers’ Retirement System, a public entity.

•	On September 3, 2004, the Consolidated Operating Partnership purchased a 71,905 square foot light industrial property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The purchase price for the property was approximately $4.0 million. The property was purchased from Port Authority of the City of Saint Paul, a public entity.

•	On September 23, 2004, the Consolidated Operating Partnership purchased five bulk warehouse properties, five light industrial properties and two regional warehouse properties totaling 853,857 square feet, in the aggregate, located in the metropolitan area of Dallas, Texas. The aggregate purchase price for these properties was approximately $27.7 million. The properties were purchased from Arlington — OP&F, Inc, a Delaware corporation.

•	On September 30, 2004, the Consolidated Operating Partnership purchased a 115,536 square foot bulk warehouse property located in the metropolitan area of Northern New Jersey. The purchase price for the property was approximately $6.3 million. The property was purchased from The Realty Associates Fund IV, LP, a Delaware limited partnership.

•	On September 30, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 407,205 square feet, in the aggregate, located in the metropolitan area of Phoenix, Arizona. The aggregate purchase price for these properties was approximately $20.1 million. The properties were purchased from Mack, 75th Avenue Khan, LLC, an Arizona limited liability company.

•	On October 18, 2004, the Consolidated Operating Partnership purchased two bulk warehouse properties and two light industrial properties totaling 412,135 square feet, in the aggregate, located in the metropolitan area of Washington D.C. The aggregate purchase price for these properties was approximately $32.8 million. The properties were purchased from West Group Properties LLC, a Virginia limited liability company.

•	On December 9, 2004, the Consolidated Operating Partnership purchased a 100,000 square foot bulk warehouse property located in the metropolitan area of Los Angeles, CA. The purchase price for the property was approximately $6.5 million. The property was purchased from Cabot Industrial Venture B, LLC, a Delaware limited liability company.

•	On December 16, 2004, the Consolidated Operating Partnership purchased two R&D/Flex properties totaling 162,408 square feet, in the aggregate, located in the metropolitan area of Minneapolis/St. Paul, MN. The aggregate purchase price for these properties was approximately $8.9 million. The properties were purchased from Property Reserve, Inc., a Utah corporation.

•	On December 21, 2004, the Consolidated Operating Partnership purchased a 376,295 square foot bulk warehouse property located in the metropolitan area of Baltimore, MD. The purchase price for the property was approximately $13.9 million. The property was purchased from Wilkins-Rogers Incorporated, a Pennsylvania corporation.

•	On December 21, 2004, the Consolidated Operating Partnership purchased two light industrial properties and five R&D/Flex properties totaling 201,620 square feet, in the aggregate, located in the metropolitan area of Tampa, FL. The aggregate purchase price for these properties was approximately $10.4 million. The properties were purchased from Tampa Industrial Developers, Ltd., a Florida limited partnership.

•	On December 23, 2004, the Consolidated Operating Partnership purchased a 261,102 square foot bulk warehouse property located in the metropolitan area of Dallas, TX. The purchase price for the property was approximately $5.6 million. The property was purchased from Principal Life Insurance Company, an Iowa corporation.

•	On December 23, 2004, the Consolidated Operating Partnership purchased five light industrial properties totaling 155,131 square feet, in the aggregate, located in the metropolitan area of Dallas, TX. The aggregate purchase price for these properties was approximately $3.3 million. The properties were purchased from Weingarten Realty Investors, a Texas real estate investment trust.

•	On December 28, 2004, the Consolidated Operating Partnership purchased a 47,263 square foot light industrial property located in the metropolitan area of Minneapolis/St. Paul, MN. The purchase price for the property was approximately $2.2 million. The property was purchased from Govesan America Corporation, a Florida corporation.

•	On December 30, 2004, the Consolidated Operating Partnership purchased a 78,150 square foot regional warehouse property located in the metropolitan area of Phoenix, AZ. The purchase price for the property was approximately $5.0 million. The property was purchased from 56th and Chandler, Inc., an Arizona corporation.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements:

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition A Properties (Unaudited).

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition I Properties and Notes thereto with Independent Auditors report dated February 17, 2005.

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition II Properties and Notes thereto with Independent Auditors report dated February 17, 2005.

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition III Properties and Notes thereto with Independent Auditors report dated February 17, 2005.

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition IV Properties and Notes thereto with Independent Auditors report dated February 17, 2005.

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition V Properties and Notes thereto with Independent Auditors report dated February 17, 2005.

(b)	Pro Forma Financial Information (Unaudited):

Pro Forma Consolidated Balance Sheet as of September 30, 2004.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2004.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003.

(c)	Exhibit.

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP

INDEX TO FINANCIAL STATEMENTS

PAGE
2004 Acquisition A Properties

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition A Properties for the Year Ended December 31, 2003 (Unaudited)	6

2004 Acquisition I Properties

Report of Independent Auditors	7

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition I Properties for the Year Ended December 31, 2003	8

Notes to Combined Historical Statements of Revenues and Certain Expenses	9

2004 Acquisition II Properties

Report of Independent Auditors	11

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition II Properties for the Three Months Ended March 31, 2004 (Unaudited) and for the Year Ended December 31, 2003	12

Notes to Combined Historical Statements of Revenues and Certain Expenses	13

2004 Acquisition III Properties

Report of Independent Auditors	15

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition III Properties for the Six Months Ended June 30, 2004 (Unaudited) and for the Year Ended December 31, 2003	16

Notes to Combined Historical Statements of Revenues and Certain Expenses	17

2004 Acquisition IV Properties

Report of Independent Auditors	19

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition IV Properties for the Nine Months Ended September 30, 2004 (Unaudited) and for the Year Ended December 31, 2003	20

Notes to Combined Historical Statements of Revenues and Certain Expenses	21

2004 Acquisition V Properties

Report of Independent Auditors	23

Combined Historical Statements of Revenues and Certain Expenses for the 2004 Acquisition V Properties for the Nine Months Ended September 30, 2004 (Unaudited) and for the Year Ended December 31, 2003	24

Notes to Combined Historical Statements of Revenues and Certain Expenses	25

Pro Forma Financial Information (Unaudited)

Pro Forma Financial Information	27

Pro Forma Consolidated Balance Sheet as of September 30, 2004	28

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2004	29

Notes to Pro Forma Financial Statements	30

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003	32

Notes to Pro Forma Financial Statement	33

2004 ACQUISITION A PROPERTIES
Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 38 of 66 operating industrial properties acquired during the period January 1, 2004 through December 30, 2004 (the “2004 Acquisition A Properties”) by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”). The Combined Historical Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 2004 include operations only for the periods for which the 2004 Acquisition A Properties were not owned by the Consolidated Operating Partnership. These statements are exclusive of six operating industrial properties (the “2004 Acquisition I Properties”), three operating industrial properties (the “2004 Acquisition II Properties”), 12 operating industrial properties (the “2004 Acquisition III Properties”), three operating industrial properties (the “2004 Acquisition IV Properties”) and four operating industrial properties (the “2004 Acquisition V Properties”) acquired by the Consolidated Operating Partnership during the period January 1, 2004 through December 30, 2004 which have been audited and are included elsewhere in this Form 8-K/A No. 1.

     The 2004 Acquisition A Properties were acquired for an aggregate purchase price of approximately $140.9 million and have an aggregate gross leasable area of 3,463,624 square feet. A description of each property is included in Item 8.01.

	For the Nine	For the
	Months Ended	Year Ended
	September 30, 2004	December 31, 2003
	(Unaudited)	(Unaudited)
Revenues:
Rental Income	$7,151	$10,048
Tenant Recoveries and Other Income	1,736	1,900

Total Revenues	8,887	11,948

Expenses:
Real Estate Taxes	1,581	2,383
Repairs and Maintenance	752	954
Utilities	267	530
Insurance	178	289
Other	52	102

Total Expenses	2,830	4,258

Revenues in Excess of Certain Expenses	$6,057	$7,690

REPORT OF INDEPENDENT AUDITORS

To the Partners of
     First Industrial, L.P.

     We have audited the accompanying Combined Historical Statement of Revenues and Certain Expenses (the “Statement”) of the 2004 Acquisition I Properties as described in Note 1 for the year ended December 31, 2003. This Statement is the responsibility of the 2004 Acquisition I Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Acquisition I Properties’ revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2004 Acquisition I Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 17, 2005

2004 ACQUISITION I PROPERTIES
Combined Historical Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2003
(Dollars in thousands)

For the
Year Ended
December 31, 2003
Revenues:
Rental Income	$3,899
Tenant Recoveries and Other Income	690

Total Revenues	4,589

Expenses:
Real Estate Taxes	752
Repairs and Maintenance	406
Utilities	27
Insurance	55

Total Expenses	1,240

Revenues in Excess of Certain Expenses	$3,349

The accompanying notes are an integral part of the financial statements.

2004 ACQUISITION I PROPERTIES
For the Year Ended December 31, 2003
Notes to Combined Historical Statement of Revenues and Certain Expenses
(Dollars in thousands)

1. Basis of Presentation.

     The Combined Historical Statement of Revenues and Certain Expenses combine the results of operations of six operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), on January 22, 2004 (the “2004 Acquisition I Properties”).

     The 2004 Acquisition I Properties were acquired for an aggregate purchase price of approximately $30.7 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
St. Louis, MO	6	812,685	January 22, 2004

     The statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Consolidated Operating Partnership. The statement is not intended to be a complete presentation of the revenues and expenses of the 2004 Acquisition I Properties. The statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2004 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

     In order to conform with generally accepted accounting principles, management, in preparation of the statement, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2. Summary of Significant Accounting Policies.

Revenue and Expense Recognition

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

     Property operating expenses represent the direct expenses of operating the 2004 Acquisition I Properties and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2004 Acquisition I Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

2004 ACQUISITION I PROPERTIES
For the Year Ended December 31, 2003
Notes to Combined Historical Statement of Revenues and Certain Expenses
(Dollars in thousands)

3. Future Rental Revenues

     The 2004 Acquisition I Properties are leased to tenants under net, semi-net or gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2003 are approximately as follows:

2004
Acquisition I
Amount
2004	$3,321
2005	2,240
2006	1,040
2007	865
2008	472
Thereafter	642

Total	$8,580

     The following three tenants represent more than 10% of rental income for the year ended December 31, 2003: Centric Group, LLC, Nordyne, Inc. and Newspace, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Partners of
   First Industrial, L.P.

     We have audited the accompanying Combined Historical Statement of Revenues and Certain Expenses (the “Statement”) of the 2004 Acquisition II Properties as described in Note 1 for the year ended December 31, 2003. This Statement is the responsibility of the 2004 Acquisition II Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Acquisition II Properties’ revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2004 Acquisition II Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 17, 2005

2004 ACQUISITION II PROPERTIES
Combined Historical Statements of Revenues and Certain Expenses
For the Three Months Ended March 31, 2004
and the Year Ended December 31, 2003
(Dollars in thousands)

	For the Three
	Months Ended	For the
	March 31, 2004	Year Ended
	(Unaudited)	December 31, 2003
Revenues:
Rental Income	$627	$2,564
Tenant Recoveries and Other Income	116	503

Total Revenues	743	3,067

Expenses:
Real Estate Taxes	77	322
Repairs and Maintenance	45	102
Utilities	5	17
Insurance	15	47

Total Expenses	142	488

Revenues in Excess of Certain Expenses	$601	$2,579

The accompanying notes are an integral part of the financial statements.

2004 ACQUISITION II PROPERTIES
For the Three Months Ended March 31, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

1.	Basis of Presentation.

     The Combined Historical Statements of Revenues and Certain Expenses combine the results of operations of three operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), on May 10, 2004 (the “2004 Acquisition II Properties”).

     The 2004 Acquisition II Properties were acquired for an aggregate purchase price of approximately $31.0 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Denver, CO	3	663,411	May 10, 2004

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the three months ended March 31, 2004 includes the operations during the period for which the 2004 Acquisition II Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

     The statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Consolidated Operating Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the 2004 Acquisition II Properties. The statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2004 Acquisition II Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

     In order to conform with generally accepted accounting principles, management, in preparation of the statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2.	Summary of Significant Accounting Policies.

Revenue and Expense Recognition

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

     Property operating expenses represent the direct expenses of operating the 2004 Acquisition II Properties and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2004 Acquisition II Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

2004 ACQUISITION II PROPERTIES
For the Three Months Ended March 31, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

3. Future Rental Revenues

     The 2004 Acquisition II Properties are leased to tenants under net, semi-net or gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2003 are approximately as follows:

2004
Acquisition II
Amount
2004	$2,331
2005	1,249
2006	763
2007	522
2008	428
Thereafter	10

Total	$5,303

     The following tenant represents more than 10% of rental income for the year ended December 31, 2003: Dillon Companies.

REPORT OF INDEPENDENT AUDITORS

To the Partners of
       First Industrial, L.P.

     We have audited the accompanying Combined Historical Statement of Revenues and Certain Expenses (the “Statement”) of the 2004 Acquisition III Properties as described in Note 1 for the year ended December 31, 2003. This Statement is the responsibility of the 2004 Acquisition III Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Acquisition III Properties’ revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2004 Acquisition III Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 17, 2005

2004 ACQUISITION III PROPERTIES
Combined Historical Statements of Revenues and Certain Expenses
For the Six Months Ended June 30, 2004
and the Year Ended December 31, 2003
(Dollars in thousands)

	For the Six
	Months Ended	For the
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003
Revenues:
Rental Income	$1,151	$2,547
Tenant Recoveries and Other Income	355	791

Total Revenues	1,506	3,338

Expenses:
Real Estate Taxes	298	621
Repairs and Maintenance	123	197
Utilities	3	6
Insurance	27	58
Other	5	21

Total Expenses	456	903

Revenues in Excess of Certain Expenses	$1,050	$2,435

The accompanying notes are an integral part of the financial statements.

2004 ACQUISITION III PROPERTIES
For the Six Months Ended June 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

1. Basis of Presentation.

     The Combined Historical Statements of Revenues and Certain Expenses combine the results of operations of 12 operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), on September 23, 2004 (the “2004 Acquisition III Properties”).

     The 2004 Acquisition III Properties were acquired for an aggregate purchase price of approximately $27.7 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Dallas, TX	12	853,857	September 23, 2004

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 2004 includes the operations during the period for which the 2004 Acquisition III Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

     The statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Consolidated Operating Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the 2004 Acquisition III Properties. The statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2004 Acquisition III Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

     In order to conform with generally accepted accounting principles, management, in preparation of the statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2. Summary of Significant Accounting Policies.

Revenue and Expense Recognition

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

     Property operating expenses represent the direct expenses of operating the 2004 Acquisition III Properties and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2004 Acquisition III Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

2004 ACQUISITION III PROPERTIES
For the Six Months Ended June 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

3. Future Rental Revenues

     The 2004 Acquisition III Properties are leased to tenants under net, semi-net or gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2003 are approximately as follows:

2004
Acquisition III
Amount
2004	$2,044
2005	1,482
2006	1,111
2007	917
2008	649
Thereafter	1,387

Total	$7,590

     The following tenant represents more than 10% of rental income for the year ended December 31, 2003: Sygma Network.

REPORT OF INDEPENDENT AUDITORS

To the Partners of
       First Industrial, L.P.

     We have audited the accompanying Combined Historical Statement of Revenues and Certain Expenses (the “Statement”) of the 2004 Acquisition IV Properties as described in Note 1 for the year ended December 31, 2003. This Statement is the responsibility of the 2004 Acquisition IV Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Acquisition IV Properties’ revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2004 Acquisition IV Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 17, 2005

2004 ACQUISITION IV PROPERTIES
Combined Historical Statements of Revenues and Certain Expenses
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003 (Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2004	Year Ended
	(Unaudited)	December 31, 2003
Revenues:
Rental Income	$964	$894
Tenant Recoveries and Other Income	239	188

Total Revenues	1,203	1,082

Expenses:
Real Estate Taxes	251	351
Repairs and Maintenance	25	24
Utilities	22	23
Insurance	42	47
Other	37	21

Total Expenses	377	466

Revenues in Excess of Certain Expenses	$826	$616

The accompanying notes are an integral part of the financial statements.

2004 ACQUISITION IV PROPERTIES
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

1. Basis of Presentation.

     The Combined Historical Statements of Revenues and Certain Expenses combine the results of operations of three operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), on September 30, 2004 (the “2004 Acquisition IV Properties”).

     The 2004 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $20.1 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Phoenix, AZ	3	407,205	September 30, 2004

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2004 includes the operations through September 30, 2004 for which the 2004 Acquisition IV Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

     The statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Consolidated Operating Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the 2004 Acquisition IV Properties. The statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2004 Acquisition IV Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

     In order to conform with generally accepted accounting principles, management, in preparation of the statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2. Summary of Significant Accounting Policies.

Revenue and Expense Recognition

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

     Property operating expenses represent the direct expenses of operating the 2004 Acquisition IV Properties and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2004 Acquisition IV Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

2004 ACQUISITION IV PROPERTIES
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

3. Future Rental Revenues

     The 2004 Acquisition IV Properties are leased to tenants under net, semi-net or gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2003 are approximately as follows:

2004
Acquisition IV
Amount
2004	$944
2005	946
2006	880
2007	802
2008	658
Thereafter	969

Total	$5,199

     The following five tenants represent more than 10% of rental income for the year ended December 31, 2003: Kellogg Supply, Western Parcel Express, Gift Box Corp, End of Life and Basic Components.

REPORT OF INDEPENDENT AUDITORS

To the Partners of
       First Industrial, L.P.

     We have audited the accompanying Combined Historical Statement of Revenues and Certain Expenses (the “Statement”) of the 2004 Acquisition V Properties as described in Note 1 for the year ended December 31, 2003. This Statement is the responsibility of the 2004 Acquisition V Properties’ management. Our responsibility is to express an opinion on this Statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Statement was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2004 Acquisition V Properties’ revenues and expenses.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2004 Acquisition V Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 17, 2005

2004 ACQUISITION V PROPERTIES
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003
Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

	For the Nine
	Months Ended	For the
	September 30, 2004	Year Ended
	(Unaudited)	December 31, 2003
Revenues:
Rental Income	$2,158	$2,225
Tenant Recoveries and Other Income	500	587

Total Revenues	2,658	2,812

Expenses:
Real Estate Taxes	282	362
Repairs and Maintenance	124	189
Utilities	19	46
Insurance	30	39
Other	—	3

Total Expenses	455	639

Revenues in Excess of Certain Expenses	$2,203	$2,173

The accompanying notes are an integral part of the financial statements.

2004 ACQUISITION V PROPERTIES
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

1. Basis of Presentation.

     The Combined Historical Statements of Revenues and Certain Expenses combine the results of operations of four operating industrial properties acquired by First Industrial, L.P. (the “Operating Partnership”), several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”) on October 18, 2004 (the “2004 Acquisition V Properties”).

     The 2004 Acquisition V Properties were acquired for an aggregate purchase price of approximately $32.8 million.

		Square
	# of	Feet	Date
Metropolitan Area	Properties	(Unaudited)	Acquired
Baltimore, MD	4	412,135	October 18, 2004

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2004 includes the operations through September 30, 2004 for which the 2004 Acquisition V Properties were not owned by the Consolidated Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

     The statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K/A of the Consolidated Operating Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the 2004 Acquisition V Properties. The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2004 Acquisition V Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

     In order to conform with generally accepted accounting principles, management, in preparation of the statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

2. Summary of Significant Accounting Policies.

Revenue and Expense Recognition

     Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant’s lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

     Property operating expenses represent the direct expenses of operating the 2004 Acquisition V Properties and include real estate taxes, repairs and maintenance, utilities, insurance, and other property expenses that are expected to continue in the ongoing operation of the 2004 Acquisition V Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

2004 ACQUISITION V PROPERTIES
For the Nine Months Ended September 30, 2004
and the Year Ended December 31, 2003
Notes to Combined Historical Statements of Revenues and Certain Expenses
(Dollars in thousands)

3. Future Rental Revenues

     The 2004 Acquisition V Properties are leased to tenants under net, semi-net or gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 2003 are approximately as follows:

2004
Acquisition V
Amount
2004	$2,793
2005	2,354
2006	1,906
2007	1,734
2008	1,676
Thereafter	1,954

Total	$12,417

     The following four tenants represent more than 10% of rental income for the year ended December 31, 2003: United States Postal Service, Network Equip, US of America and Federal Home Loan Mortgage.

FIRST INDUSTRIAL, L.P.
Pro Forma Financial Statements
(Unaudited)

Background

     First Industrial, L.P. (the “Operating Partnership”) was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the “Company”), with an approximate 86.4% and 85.4% ownership interest at September 30, 2004 and September 30, 2003, respectively. The limited partners of the Operating Partnership owned approximately a 13.6% and 14.6% interest in the Operating Partnership at September 30, 2004 and September 30, 2003, respectively. The Company also owns a preferred general partnership interest in the Operating Partnership with an aggregate liquidation priority of $125,000. The Company is a real estate investment trust (“REIT”) as defined in the Internal Revenue Code. The Company’s operations are conducted primarily through the Operating Partnership.

     The Operating Partnership, several limited liability companies, of which the Operating Partnership is the sole member, and First Industrial Development Services, Inc., of which the Operating Partnership is the sole stockholder (together, the “Consolidated Operating Partnership”), acquired 66 operating industrial properties from unrelated parties during the period January 1, 2004 through December 30, 2004. The combined purchase price of the 66 operating industrial properties acquired totaled approximately $283.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 66 operating industrial properties acquired were funded with proceeds from property sales, borrowings under the Operating Partnership’s $300 million unsecured revolving credit facility (the “Unsecured Line of Credit”), general partner capital contributions or working capital. The Consolidated Operating Partnership will operate the facilities as industrial rental property.

     The accompanying unaudited pro forma balance sheet as of September 30, 2004 has been prepared to reflect the effect of acquisitions of operating properties by the Consolidated Operating Partnership from the period October 1, 2004 through December 30, 2004, as if such transaction had occurred on September 30, 2004.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 2004, reflects the historical operations of the Consolidated Operating Partnership for the period January 1 2004, through September 30, 2004, adjusted by the operations from the acquisition of 38 operating industrial properties (the “2004 Acquisition A Properties”), six operating industrial properties (the “2004 Acquisition I Properties”), three operating industrial properties (the “2004 Acquisition II Properties”), 12 operating industrial properties (the “2004 Acquisition III Properties”), three operating industrial properties (the “2004 Acquisition IV Properties”) and four operating industrial properties (the “2004 Acquisition V Properties”) during the period January 1, 2004 through December 30, 2004 as well as the sale of insignificant operating properties from January 1, 2004 through September 30, 2004 that were accounted for in continuing operations in the Consolidated Operating Partnership’s Form 10-Q filed November 9, 2004.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 2003 reflects the historical operations of the Consolidated Operating Partnership for the period January 1, 2003 through December 31, 2003, adjusted by the operations from the acquisition of the 2004 Acquisition A Properties, the 2004 Acquisition I Properties, the 2004 Acquisition II Properties, the 2004 Acquisition III Properties, the 2004 Acquisition IV Properties and the 2004 Acquisition V Properties during the period January 1, 2004 through December 30, 2004 and the sale of insignificant operating properties from April 1, 2004 through September 30, 2004. The December 31, 2003 consolidated statement of operations as filed in the Consolidated Operating Partnership’s July 30, 2004 Current Report on Form 8-K reflects the impact of the dispositions from January 1, 2004 through March 31, 2004 as well as the two properties held for sale at March 31, 2004.

     The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 2004 and year ended December 31, 2003 have been prepared as if the properties acquired or sold subsequent to December 31, 2003 had been acquired or sold, respectively, on January 1, 2003.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Consolidated Operating Partnership’s financial position would have been as of September 30, 2004 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Consolidated Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Consolidated Operating Partnership’s results of operations would have been for the nine months ended September 30, 2004 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Consolidated Operating Partnership.

FIRST INDUSTRIAL, L.P.
Pro Forma Balance Sheet
As of September 30, 2004
(Unaudited, Dollars in thousands, except Unit data)

	First	2004	2004
	Industrial,	Acquisition	Acquisition	Other	First
	L.P.	A (1)	V	Pro Forma	Industrial,
	(Historical)	Properties	Properties	Adjustments	L.P.
	Note 1 (a)	Note 1 (b)	Note 1 (c)	Note 1 (d)	Pro Forma
ASSETS
Assets:
Investment in Real Estate:
Land	$387,224	$12,720	$8,100	$—	$408,044
Buildings and Improvements	1,964,308	36,305	24,063	—	2,024,676
Furniture, Fixtures and Equipment	801	—	—	—	801
Construction in Progress	101,346	—	—	—	101,346
Less: Accumulated Depreciation	(327,851)	—	—	—	(327,851)

Net Investment in Real Estate	2,125,828	49,025	32,163	—	2,207,016

Real Estate Held for Sale, Net of Accumulated Depreciation and Amortization of $247 at September 30, 2004	13,515	—	—	—	13,515
Investments in and Advances to Other Real Estate Partnerships	375,423	—	—	—	375,423
Cash and Cash Equivalents	6,386	(49,062)	(32,750)	81,812	6,386
Restricted Cash	23,882	—	—	—	23,882
Tenant Accounts Receivable, Net	6,309	—	—	—	6,309
Investments in Joint Ventures	4,603	—	—	—	4,603
Deferred Rent Receivable	14,808	—	—	—	14,808
Deferred Financing Costs, Net	12,106	—	—	—	12,106
Prepaid Expenses and Other Assets, Net	108,062	6,777	587	—	115,426

Total Assets	$2,690,922	$6,740	$—	$81,812	$2,779,474

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities:
Mortgage Loans Payable, Net	$55,904	$6,740	$—	$—	$62,644
Senior Unsecured Debt, Net	1,347,209	—	—	—	1,347,209
Unsecured Line of Credit	179,000	—	—	81,812	260,812
Accounts Payable and Accrued Expenses	76,496	—	—	—	76,496
Rents Received in Advance and Security Deposits	24,799	—	—	—	24,799
Dividends Payable	32,872	—	—	—	32,872

Total Liabilities	1,716,280	6,740	—	81,812	1,804,832

Commitments and Contingencies	—	—	—	—	—

Partner’s Capital:
General Partner Preferred Units (20,750 and 100,000 units issued and outstanding at September 30, 2004 and December 31, 2003, respectively)	127,160	—	—	—	127,160
General Partner Units (41,449,759 and 39,850,370 units issued and outstanding at September 30, 2004 and December 31, 2003, respectively)	715,037	—	—	—	715,037
Unamortized Value of General Partnership Restricted Units	(21,577)	—	—	—	(21,577)
Limited Partners’ Units (6,539,776 and 6,704,012 units issued and outstanding at September 30, 2004 and December 31, 2003, respectively)	157,604	—	—	—	157,604
Accumulated Other Comprehensive Loss	(3,582)	—	—	—	(3,582)

Total Partner’s Capital	974,642	—	—	—	974,642

Total Liabilities and Partner’s Capital	$2,690,922	$6,740	$—	$81,812	$2,779,474

The accompanying notes are an integral part of the financial statements.

FIRST INDUSTRIAL, L.P.
Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2004
(Unaudited, Dollars in thousands, except Unit and per Unit data)

	First	2004	2004	2004	2004	2004	2004
	Industrial,	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Other	First
	L.P.	A	I	II	III	IV	V	Pro Forma	Industrial,
	(Historical)	Properties	Properties	Properties	Properties	Properties	Properties	Adjustments	L.P.
	Note 2 (a)	Note 2 (b)	Note 2 (c)	Note 2 (d)	Note 2 (e)	Note 2 (f)	Note 2 (g)	Note 2 (h)	Pro Forma
Revenues:
Rental Income	$156,649	$7,151	$254	$886	$1,677	$964	$2,158	$(94)	$169,645
Tenant Recoveries and Other Income	52,259	1,736	36	197	564	239	500	(18)	55,513

Total Revenues	208,908	8,887	290	1,083	2,241	1,203	2,658	(112)	225,158

Expenses:
Real Estate Taxes	33,034	1,581	46	115	457	251	282	(10)	35,756
Repairs and Maintenance	16,417	752	24	61	112	25	124	(5)	17,510
Property Management	9,239	—	—	—	—	—	—	(5)	9,234
Utilities	6,832	267	1	5	4	22	19	(4)	7,146
Insurance	2,186	178	3	25	40	42	30	—	2,504
Other	3,504	52	—	—	1	37	—	(5)	3,589
General and Administrative	27,581	—	—	—	—	—	—	—	27,581
Amortization of Deferred Financing Costs	1,419	—	—	—	—	—	—	—	1,419
Depreciation and Other Amortization	60,872	—	—	—	—	—	—	6,128	67,000

Total Expenses	161,084	2,830	74	206	614	377	455	6,099	171,739

Other Income/Expense:
Interest Income	1,582	—	—	—	—	—	—	885	2,467
Gain on Settlement of Interest Rate Protection Agreements	1,450	—	—	—	—	—	—	—	1,450
Interest Expense	(73,350)	—	—	—	—	—	—	(2,494)	(75,844)

Total Other Income/Expense	(70,318)	—	—	—	—	—	—	(1,609)	(71,927)

Loss from Continuing Operations Before Equity in Income of Joint Ventures and Equity in Income of Other Real Estate Partnerships	(22,494)	6,057	216	877	1,627	826	2,203	(7,820)	(18,508)
Equity in Income of Other Real Estate Partnerships	20,745	—	—	—	—	—	—	1,255	22,000
Equity in Income of Joint Ventures, Net	34,998	—	—	—	—	—	—	—	34,998

Income from Continuing Operations	33,249	6,057	216	877	1,627	826	2,203	(6,565)	38,490

Income from Continuing Operations Available to Unitholders Per Weighted Average Unit Outstanding(i):
Basic	$0.45

Diluted	$0.45

Pro Forma Income from Continuing Operations Available to Unitholders Per Weighted Average Unit Outstanding(i):
Basic									$0.56

Diluted									$0.56

The accompanying notes are an integral part of the financial statements.

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

1.	Balance Sheet Pro Forma Adjustments — As of September 30, 2004

(a)	The historical balance sheet reflects the financial position of the Consolidated Operating Partnership as of September 30, 2004 as reported in the Consolidated Operating Partnership’s Form 10-Q filed November 9, 2004.

(b)	Represents the 2004 Acquisition A Properties that were acquired subsequent to September 30, 2004 (the “2004 Acquisition A (1) Properties”) as if the acquisitions had occurred on September 30, 2004. The 2004 Acquisition A (1) Properties were acquired for approximately $55.8 million, in the aggregate, which was funded with cash and the assumption of a $6.2 million mortgage loan collateralized by seven properties. In conjunction with the assumption of the $6.2 million mortgage loan, the Consolidated Operating Partnership recorded a premium in the amount of $.5 million which will be amortized over the remaining life of the assumed loan as an adjustment to interest expense.

(c)	Represents the 2004 Acquisition V Properties that were acquired subsequent to September 30, 2004 as if the acquisitions had occurred on September 30, 2004. The 2004 Acquisition V Properties were acquired for approximately $32.8 million, in the aggregate, which was funded with cash.

(d)	Represents the adjustments needed to present the pro forma balance sheet as of September 30, 2004 as if borrowings subsequent to September 30, 2004 under the Operating Partnership’s Unsecured Line of Credit, due to the acquisitions disclosed above, had occurred on September 30, 2004.

2.	Statement of Operations Pro Forma Assumptions and Adjustments — For the Nine Months Ended September 30, 2004

(a)	The historical operations reflect the operations of the Consolidated Operating Partnership for the period January 1, 2004 through September 30, 2004 as reported in the Consolidated Operating Partnership’s Form 10-Q filed November 9, 2004.

(b)	Reflects the operations of the 2004 Acquisition A Properties for the period January 1, 2004 through the earlier of their respective acquisition dates or September 30, 2004.

(c)	Reflects the operations of the 2004 Acquisition I Properties for the period January 1, 2004 through January 22, 2004, their acquisition date.

(d)	Reflects the operations of the 2004 Acquisition II Properties for the period January 1, 2004 through May 10, 2004, their acquisition date.

(e)	Reflects the operations of the 2004 Acquisition III Properties for the period January 1, 2004 through September 23, 2004, their acquisition date.

(f)	Reflects the operations of the 2004 Acquisition IV Properties for the period January 1, 2004 through September 30, 2004, their acquisition date.

(g)	Reflects the operations of the 2004 Acquisition V Properties for the period January 1, 2004 through September 30, 2004.

(h)	The statement of operations has been adjusted to reflect the disposition of three insignificant properties sold during the period from January 1, 2004 through September 30, 2004 that were accounted for in continuing operations in the Consolidated Operating Partnership’s Form 10-Q filed November 9, 2004. Depreciation and amortization expense was reduced by a nominal amount due to these sales.

The depreciation and amortization adjustment reflects additional expense for the 2004 Acquisition A Properties, the 2004 Acquisition I Properties, the 2004 Acquisition II Properties, the 2004 Acquisition III Properties, the 2004 Acquisition IV Properties and the 2004 Acquisition V Properties from January 1, 2004 through the earlier of their respective acquisition dates or September 30, 2004 as if such properties were acquired on January 1, 2003. The adjustment to depreciation and amortization expense for these acquisitions increased depreciation and amortization expense by $6.2 million.

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

The interest expense adjustment reflects an increase in the unsecured line of credit borrowings at the 30-day London Interbank Offered Rate (“LIBOR”) plus .70% for borrowings under the Consolidated Operating Partnership’s Unsecured Line of Credit or from the assumption of debt for the assumed earlier purchase of the 2004 Acquisition A Properties, the 2004 Acquisition I Properties, the 2004 Acquisition II Properties, the 2004 Acquisition III Properties, the 2004 Acquisition IV Properties and the 2004 Acquisition V Properties. The interest expense adjustment for these acquisitions increased interest expense by $4.3 million. The interest expense adjustment also reflects interest savings related to the assumed repayment of unsecured line of credit borrowings at LIBOR plus .70% on January 1, 2003 from the proceeds from the sale of industrial properties (net of seller financing provided by the Consolidated Operating Partnership and entities in which the Consolidated Partnership accounts for under the equity method of accounting (the “OREP’s”)) that occurred from January 1, 2004 through September 30, 2004 as if the sales occurred on January 1, 2003. The interest expense adjustment for these sales reduced interest expense by $1.8 million.

The interest income adjustment reflects an increase in interest income from seller financing provided by the Consolidated Operating Partnership on property sales that occurred from January 1, 2004 through September 30, 2004 as if the seller financing occurred on January 1, 2003.

The adjustment to equity in income of other real estate partnerships reflects an increase in interest income from seller financing provided by the OREPs on Consolidated Operating Partnership property sales that occurred from January 1, 2004 through September 30, 2004 as if the seller financing occurred on January 1, 2003.

(i)	The calculation of basic and diluted Income from Continuing Operations per Unit is presented below:

	Nine Months Ended
	September 30,
	(Historical)	(Pro Forma)
	2004	2004
Numerator:
Income from Continuing Operations	$33,249	$38,490
Gain On Sale of Real Estate	7,852	7,852
Less: Preferred Distributions	(12,178)	(12,178)
Less: Redemption of Preferred Units	(7,959)	(7,959)

Income from Continuing Operations Available to Unitholders — For Basic and Diluted EPU	20,964	26,205

Denominator:
Weighted Average Units — Basic	46,711,977	46,711,977
Effect of Dilutive Securities that Result in the Issuance of General Partner Units:
Employee and Director Common Stock Options	230,449	230,449
Employee and Director Shares of Restricted Stock	107,891	107,891

Weighted Average Units Outstanding — Diluted	47,050,317	47,050,317

Basic EPU:
Income from Continuing Operations Available
to Unitholders	$0.45	$0.56

Diluted EPU:
Income from Continuing Operations Available to
Unitholders	$0.45	$0.56

FIRST INDUSTRIAL, L.P.
Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(Unaudited, Dollars in thousands, except Unit and per Unit data)

	First	2004	2004	2004	2004	2004	2004
	Industrial,	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Other	First
	L.P.	A	I	II	III	IV	V	Pro Forma	Industrial,
	(Historical)	Properties	Properties	Properties	Properties	Properties	Properties	Adjustments	L.P.
	Note 1 (a)	Note 1 (b)	Note 1 (c)	Note 1 (d)	Note 1 (e)	Note 1 (f)	Note 1 (g)	Note 1 (h)	Pro Forma
Revenues:
Rental Income	$201,556	$10,048	$3,899	$2,564	$2,547	$894	$2,225	$(8,780)	$214,953
Tenant Recoveries and Other Income	66,827	1,900	690	503	791	188	587	(2,408)	69,078

Total Revenues	268,383	11,948	4,589	3,067	3,338	1,082	2,812	(11,188)	284,031

Expenses:
Real Estate Taxes	41,930	2,383	752	322	621	351	362	(1,327)	45,394
Repairs and Maintenance	21,119	954	406	102	197	24	189	(718)	22,273
Property Management	10,081	—	—	—	—	—	—	(389)	9,692
Utilities	8,211	530	27	17	6	23	46	(273)	8,587
Insurance	2,805	289	55	47	58	47	39	(106)	3,234
Other	6,519	102	—	—	21	21	3	(176)	6,490
General and Administrative	25,607	—	—	—	—	—	—	—	25,607
Amortization of Deferred Financing Costs	1,761	—	—	—	—	—	—	—	1,761
Depreciation and Other Amortization	67,870	—	—	—	—	—	—	10,242	78,112

Total Expenses	185,903	4,258	1,240	488	903	466	639	7,253	201,150

Other Income/Expense:
Interest Income	1,698	—	—	—	—	—	—	1,617	3,315
Interest Expense	(95,198)	—	—	—	—	—	—	(2,681)	(97,879)

Total Other Income/Expense	(93,500)	—	—	—	—	—	—	(1,064)	(94,564)

Loss from Continuing Operations Before Equity in Income of Other Real Estate Partnerships and Equity in Income of Joint Ventures	(11,020)	7,690	3,349	2,579	2,435	616	2,173	(19,505)	(11,683)
Equity in Income of Other Real Estate Partnerships	43,332	—	—	—	—	—	—	2,798	46,130
Equity in Income of Joint Ventures, Net	539	—	—	—	—	—	—	—	539

Income from Continuing Operations	32,851	7,690	3,349	2,579	2,435	616	2,173	(16,707)	34,986

Income from Continuing Operations Available to Unitholders Per Weighted Average Unit Outstanding(i):
Basic	$0.49

Diluted	$0.48

Pro Forma Income from Continuing Operations Available to Unitholders Per Weighted Average Unit Outstanding(i):
Basic									$0.53

Diluted									$0.53

The accompanying notes are an integral part of the financial statements.

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

1.	Statement of Operations Pro Forma Assumptions and Adjustments — For the Year Ended December 31, 2003

(a)	Reflects the December 31, 2003 historical consolidated statement of operations of the Consolidated Operating Partnership as reported in its Current Report on Form 8-K (filed on July 30, 2004) for the year ended December 31, 2003.

(b)	Reflects the operations of the 2004 Acquisition A Properties for the period January 1, 2003 through December 31, 2003.

(c)	Reflects the operations of the 2004 Acquisition I Properties for the period January 1, 2003 through December 31, 2003.

(d)	Reflects the operations of the 2004 Acquisition II Properties for the period January 1, 2003 through December 31, 2003.

(e)	Reflects the operations of the 2004 Acquisition III Properties for the period January 1, 2003 through December 31, 2003.

(f)	Reflects the operations of the 2004 Acquisition IV Properties for the period January 1, 2003 through December 31, 2003.

(g)	Reflects the operations of the 2004 Acquisition V Properties for the period January 1, 2003 through December 31, 2003.

(h)	The statement of operations has been adjusted to reflect the reclassification of 43 industrial properties sold during the period from April 1, 2004 to September 30, 2004 as well as the two properties held for sale at September 30, 2004 that met the criteria under FAS 144, “Accounting for the Impairment or Disposal of Long Lived Assets”, to be included in discontinued operations. Depreciation and amortization was reduced by $2.2 million for these dispositions. The dispositions between January 1, 2004 through March 31, 2004 and the two properties held for sale at March 31, 2004 that met the criteria under FAS 144, were already reclassified to discontinued operations as reported in the Current Report on Form 8-K (filed on July 30, 2004) for the year ended December 31, 2003. Additionally, the statement of operations has been adjusted to reflect the disposition of three insignificant property sales, sold during the period from January 1, 2004 through September 30, 2004 that did not meet the criteria under FAS 144. Depreciation and amortization expense was reduced by a nominal amount due to these sales.

The depreciation and amortization adjustment reflects the charges for the 2004 Acquisition A Properties, the 2004 Acquisition I Properties, the 2004 Acquisition II Properties, the 2004 Acquisition III Properties, the 2004 Acquisition IV Properties and the 2004 Acquisition V Properties from January 1, 2003 through December 31, 2003, as if such properties were acquired on January 1, 2003. The depreciation and amortization expense adjustment for these acquisitions increased depreciation and amortization expense by $12.4 million.

The interest expense adjustment reflects an increase in the unsecured line of credit borrowings at the 30-day London Interbank Offered Rate (“LIBOR”) plus .70% for borrowings under the Operating Partnership’s Unsecured Line of Credit or from the assumption of debt for the assumed earlier purchase of the 2004 Acquisition A Properties, the 2004 Acquisition I Properties, the 2004 Acquisition II Properties, the 2004 Acquisition III Properties, the 2004 Acquisition IV Properties and the 2004 Acquisition V Properties. The interest expense adjustment for these acquisitions increased interest expense by $7.1 million. The interest expense adjustment also reflects interest savings related to the assumed repayment of unsecured line of credit borrowings at LIBOR plus .70% on January 1, 2003 from the proceeds from the sale of industrial properties (net of seller financing provided by the Consolidated Operating Partnership and the OREPs) that occurred from January 1, 2004 through September 30, 2004 as if the sales occurred on January 1, 2003. The interest expense adjustment for these sales reduced interest expense by $4.4 million.

The interest income adjustment reflects an increase in interest income from seller financing provided by the Consolidated Operating Partnership on property sales that occurred from January 1, 2004 through September 30, 2004 as if the seller financing occurred on January 1, 2003.

The adjustment to equity in income of other real estate partnerships reflects an increase in interest income from seller financing provided by the OREPs on Consolidated Operating Partnership property sales that occurred from January 1, 2004 through September 30, 2004 as if the seller financing occurred on January 1, 2003.

FIRST INDUSTRIAL, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

(i)	The calculation of basic and diluted Income from Continuing Operations per Unit is presented below:

	Year Ended
	December 31,
	(Historical)	(Pro Forma)
	2003	2003
Numerator:
Income from Continuing Operations	$32,851	$34,986
Gain On Sale of Real Estate	9,361	9,361
Less: Preferred Distributions	(20,176)	(20,176)

Income from Continuing Operations Available to Unitholders — For Basic and Diluted EPU	22,036	24,171

Denominator:
Weighted Average Units — Basic	45,321,775	45,321,775
Effect of Dilutive Securities that Result in the Issuance of General Partner Units:
Employee and Director Common Stock Options	91,599	91,599
Employee and Director Shares of Restricted Stock	29,561	29,561

Weighted Average Units Outstanding — Diluted	45,442,935	45,442,935

Basic EPU:
Income from Continuing Operations Available to Unitholders	$0.49	$0.53

Diluted EPU:
Income from Continuing Operations Available to Unitholders	$0.48	$0.53

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL, L.P.

February 18, 2005	By:	/s/ Scott A. Musil

Scott A. Musil
Senior Vice President — Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP